UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2017

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13631 Progress Boulevard, Suite 400, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

(386) 462-6800

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2017, AxoGen, Inc., a Minnesota corporation (the “Company”), entered into a certain underwriting agreement (the “Underwriting Agreement”) with Leerink Partners LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”) and EW Healthcare Partners L.P. (the “Selling Shareholder”), pursuant to which (i) the Company agreed to issue and sell 700,000 shares (the “Primary Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to a registration statement on Form S-3 (File No. 333-207829), filed with the United States Securities and Exchange Commission (the “SEC”) on November 5, 2015, and declared effective by the SEC on December 11, 2015, and the prospectus contained therein, as supplemented by the prospectus supplement dated November 16, 2017 (the “Prospectus Supplement”), and (ii) the Selling Shareholder agreed to sell 1,000,000 shares (the “Secondary Shares,” and together with the Primary Shares, the “Shares”), pursuant to a registration statement on Form S-3 (File No. 333-220770), filed with the SEC on October 2, 2017, and declared effective by the SEC on October 11, 2017, and the prospectus contained therein, as supplemented by the Prospectus Supplement, in an underwritten registered public offering at an offering price of  $21.00 per Share (the “Offering”).  The Company and the Selling Shareholder granted the Underwriters a 30-day option to purchase up to an aggregate of 255,000 additional Shares, at the public offering price, less the underwriting discounts and commissions, which was exercised in full on November 16, 2017.

The Offering closed on November 20, 2017, and the Company received net proceeds of approximately $15.4 million from the sale of the Primary Shares, which includes 105,000 additional Shares issued upon exercise of the Underwriters’ option to purchase additional shares, after deducting the underwriting discounts and commissions and estimated offering expenses.  The Company intends to use the net proceeds from this Offering for general corporate purposes.  The Company’s management will retain broad discretion over the allocation of the net proceeds. The Company did not receive any of the proceeds from the sale of the Secondary Shares by the Selling Shareholder.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.  In addition, subject to certain exceptions, the Company and its officers and directors have agreed not to offer, sell, transfer or otherwise dispose of any shares of Common Stock during the 90-day period following the date of the Prospectus Supplement, except that Jamie Grooms, Chairman of the Board may sell up to 125,000 of his shares during this time, and the Selling Shareholder has agreed not to offer, sell, transfer or otherwise dispose any shares of Common Stock during the 180-day period following the date of the Prospectus Supplement.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.  The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the Company.  Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission.

A copy of the legal opinion and consent of DLA Piper LLP (US) relating to the Offering is attached as Exhibit 5.1 hereto.

Item 7.01. Regulation FD Disclosure.

On November 20, 2017, at the Company’s Analyst and Investor Day held at the LeParker Meridien Hotel in New York, New York, the Company delivered a presentation entitled “Second Annual Analyst and Investor Day November 20, 2017.”  The full text of the presentation is attached to this current report on Form 8-K as Exhibit 99.4, and is incorporated by reference herein.

Item 8.01. Other Events

The full text of the press releases announcing the proposed Offering on November 15, 2017, the pricing of the Offering on November 16, 2017 and the closing of the Offering on November 20, 2017 are attached as Exhibits 99.1, 99.2 and 99.3 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement by and between the Company, EW Healthcare Partners L.P. and Leerink Partners LLC, as representative of the underwriters named therein, dated November 16, 2017.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1	Press Release of the Company dated November 15, 2017.

99.2	Press Release of the Company dated November 16, 2017.

99.3	Press Release of the Company dated November 20, 2017.

99.4	Analyst and Investor Day Presentation: Second Annual Analyst and Investor Day November 20, 2017.

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement by and among the Company, EW Healthcare Partners L.P. and Leerink Partners LLC, as representative of the underwriters named therein, dated November 16, 2017.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1	Press Release of the Company dated November 15, 2017.

99.2	Press Release of the Company dated November 16, 2017.

99.3	Press Release of the Company dated November 20, 2017.

99.4	Analyst and Investor Day Presentation: Second Annual Analyst and Investor Day November 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: November 21, 2017	By:	/s/ Gregory G. Freitag
Gregory G. Freitag
General Counsel & Senior VP of Business Development